                           SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              GARTMORE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                              GARTMORE MUTUAL FUNDS

                                                                  April 11, 2007

                      YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Shareholder:

Our  records  indicate  that we have not  received  your  vote on the  important proposal(s)  affecting  your  investment in the Gartmore  Mutual Funds.  For the reasons set forth in the proxy materials  previously delivered to you, THE BOARD
OF TRUSTEES  RECOMMENDS  THAT YOU VOTE IN FAVOR OF THE  PROPOSAL(S) AND BELIEVES
THE PROPOSAL(S) TO BE IN THE BEST INTEREST OF THE FUNDS' SHAREHOLDERS.

YOUR VOTE IS IMPORTANT!  Please take a moment now to vote your shares.  For your convenience, we are enclosing another proxy card along with a pre-paid envelope.

Choose ONE of the following methods to vote your shares:

     TO SPEAK TO A PROXY VOTING SPECIALIST:  Dial toll-free 1-877-333-2303 and a representative  from ADP will assist you with voting your shares and answer any of your proxy-related questions. Representatives are available Monday -
     Friday 9:00 a.m. - 9:00 p.m.  (Eastern  Time) and  Saturday,  10:00 a.m. to
     6:00 p.m. (Eastern Time).

     VOTE BY TOUCH-TONE:  Dial the toll-free  touch-tone voting number listed on your proxy card,  enter the CONTROL  NUMBER  printed on your proxy card and follow the simple  instructions.  Telephone  voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE.  If you have received more than one proxy  card,  you can vote each card  during the call.  Each card has a different control number.

     VOTE VIA THE INTERNET:  Go to the website listed on your proxy card,  enter the  CONTROL  NUMBER  printed  on your  proxy  card and  follow  the simple instructions.  If you have received more than one proxy card,  you can vote each card on the website. Each card has a different control number.

     VOTE BY MAIL:  Sign and date the enclosed proxy card and mail it back using the enclosed pre-paid envelope.

  YOUR VOTE IS IMPORTANT SO PLEASE VOTE YOUR SHARES TODAY!

Proxy Lite Voicemail Recording

"Hello. This is John Grady, President of the Gartmore Mutual Funds.

I am  calling  you  because  you are a  shareholder  of the  Gartmore  Funds and recently,  we sent you one or more proxy statements concerning your investments.
The purpose of my call is to encourage you to vote.  Your vote is very important to us.

As a  shareholder,  you may vote in one of four ways: by mail, by telephone,  by website or by  attending  our  meeting on April 23.  Please  refer to your proxy statement and proxy card for more  detailed  voting  instructions  including the control  number you will need to vote, the phone number to vote, the web address for voting and where to call if you have additional questions. You may also vote by completing and mailing the card enclosed with your proxy materials.

Of course,  if you have questions or are unable to find your proxy statement and would like to receive a new copy,  please call the Funds' Proxy  Client  Service
Center at 1.877.333.2303.

Thank you again for investing with Gartmore Funds and please vote.

Thank you."